UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 8, 2025
MGM Resorts International
(Exact name of Registrant as Specified in its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2025, the Board of Directors of MGM Resorts International (the “Company”) amended and restated the Company’s Bylaws (the “Amended Bylaws”), effective on that date. The amendments: (i) clarify provisions for holding virtual stockholder and board meetings in alignment with the Delaware General Corporation Law (“DGCL”); (ii) clarify certain adjournment procedures in alignment with the DGCL; (iii) clarify certain provisions regarding voting at meetings of stockholders and written consent provisions applicable to board actions; (iv) make certain updates to director nominations by stockholders in light of the “universal proxy” rules adopted by the U.S. Securities and Exchange Commission, including to require a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 of the Securities and Exchange Act of 1934 and for such stockholder to provide the Company with a certification demonstrating compliance with such requirement (with no further changes to the information requirements under the Company’s advance notice bylaw provisions); (v) make clarifying changes to the exclusive forum provision; and (vi) make other ministerial and conforming changes.

The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1. In addition, a marked copy of the Amended Bylaws showing the changes made to the Company’s prior bylaws is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective January 8, 2025
3.2	Marked Amended and Restated Bylaws, effective January 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: January 10, 2025	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary